UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2015

EnzymeBioSystems

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53854

Nevada	27-0464302
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8440 W. Lake Mead, Suite 214, Las Vegas, NV	89128
(Address of principal executive offices)	(Zip Code)

(702) 907-0615

(Registrant’s telephone number, including area code)

8250 W. Charleston Blvd., Suite 120, Las Vegas, NV 89117

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Resignation of Seale & Beers, CPAs

On October 9, 2015, EnzymeBioSystems (the “Company”) was notified by its independent registered public accounting firm, Seale & Beers, CPAs (“Seale & Beers”), that it is resigning its engagement as the Company’s independent registered public accounting firm.

The audit reports of Seale & Beers on the financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Seale & Beers, dated October 9, 2014 on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2014 and 2013 noted that the Company’s history of no revenues, recurring losses and recurring negative cash flow from operating activities and an accumulated deficit, raise substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2014 and June 30, 2013, and the subsequent period through March 31, 2015, there were no disagreements (as defined in Item 304(a)(1)(iv) of regulation S-K and the related instructions to Item 304 of Regulation S-K) with Seale & Beers, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Seale & Beers’ satisfaction, would have caused Seale & Beers to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years.

During the fiscal years ended June 30, 2014 and June 30, 2013, and the subsequent period through March 31, 2015, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weaknesses reported in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q with respect to such periods.

The Company has provided a copy of this Form 8-K to Seale & Beers and requested Seale & Beers to furnish a letter as required by Item 304(a)(3) of Regulation S-K. A copy of letter from Seale & Beers dated October 13, 2015 is attached hereto as Exhibit 16.1 to this Report.

(b) Engagement of Michael T. Studer CPA P.C.

On October 9, 2015 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of and engaged Michael T. Studer CPA P.C., 111 West Sunrise Highway, 2nd Floor East, Freeport, NY 11520, as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01 Other Events

Corporate Address Change

The Registrant has changed its principal executive offices from 8250 W. Charleston Blvd., Suite 120, Las Vegas, NV 89117, to: 8440 W. Lake Mead, Suite 214, Las Vegas, NV 89128.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.

16.1	Letter of Seale & Beers, CPAs, dated October 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EnzymeBioSystems Registrant

Date: October 13, 2015
/s/_ John Dean Harper________
Name: John Dean Harper
Title: Interim Accounting Officer